UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

JUNIPER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10352	59-2758596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Arch Street Suite 3110 Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 639-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2018, the Board of Directors (the “Board”) of the Company appointed Richard Messina to the Board, effective March 19, 2018. Richard Messina will hold office until the date of the annual meeting of stockholders following the year ending December 31, 2017 or until his earlier death, resignation or removal. The Board has determined that Richard Messina satisfies the definition of “independent” director, including without limitation the applicable requirements of the NASDAQ Listing Rules and the Securities Exchange Act of 1934, as amended (collectively, “Applicable Requirements”).

The Board will grant Richard Messina an initial restricted stock unit award with a grant value of $67,500. Such award will vest ratably over three years in annual installments. As a non-employee director, Richard Messina will receive compensation in the same manner as the Company’s other non-employee directors, including an annual retainer of $40,000 for service on the Board. Additionally, in connection with Richard Messina’s appointment to the Board, the Company and Richard Messina will enter into an indemnification agreement in substantially the same form that the Company has entered into with each of the Company’s existing directors. The form of such indemnification agreement was previously filed by the Company as an exhibit to its annual report on Form 10-K (File No. 001-10352) for the year ended December 31, 2003, filed on March 15, 2004 with the Securities and Exchange Commission.

There are no arrangements or understandings between Richard Messina and any other person pursuant to which he was appointed as a member of the Board. There are no family relationships between Richard Messina, on the one hand, and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer, on the other. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Richard Messina and the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNIPER PHARMACEUTICALS, INC.

By:	/s/ Jeffrey E. Young
Name:	Jeffrey E. Young
Title:	Senior Vice President, Finance, Chief Financial Officer and Treasurer

Date: March 21, 2018